FOR IMMEDIATE RELEASE September 10, 2020 Investor Contacts: Andrew Slabin andrew_slabin@discovery.com 212-548-5544 Peter Lee peter_lee@discovery.com 212-548-5907 Media Contact: Nathaniel Brown nathaniel_brown@discovery.com 212-548-5959 Discovery Announces Cash Tender Offers for Five Series of Notes Open to Retail Holders Only SILVER SPRING, Md. – September 10, 2020 – Discovery, Inc. (“Discovery”) (Nasdaq: DISCA, DISCB, DISCK) today announced the commencement of a transaction to purchase five series of outstanding senior notes totaling $4.7 billion in aggregate principal amount issued by its wholly owned subsidiary, Discovery Communications, LLC (“DCL”). The cash tender transaction consists of five separate offers by Discovery, DCL and Discovery’s indirect wholly owned subsidiary Scripps Networks Interactive, Inc. (“Scripps” and together with DCL and Discovery, the “Offerors”) to purchase for cash (each, a “Cash Offer,” and collectively, the “Cash Offers”) any and all of the outstanding notes listed in the table below (collectively, the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase dated September 10, 2020 (the “Offer to Purchase” and, together with the certification of eligibility to participate in the Cash Offers, the instructions for such certification and the notice of guaranteed delivery, the “Cash Offer Documents”). The Offerors obligation to complete a Cash Offer with respect to a particular series of Notes is conditioned on the aggregate Tender Consideration (as defined below) for the Cash Offers (which excludes the applicable Accrued Coupon Payment (as defined below)) not exceeding $80 million (the “Maximum Tender Amount”) and is subject to the other terms and conditions described below. Only holders who are not “qualified institutional buyers” and who are not non-U.S. persons (other than “retail investors” in the European Economic Area or in the United Kingdom and investors in any province or territory of Canada that are individuals or that are institutions or other entities that do not qualify as both “accredited investors” and “permitted clients”) are eligible to participate in this transaction, as more fully described below. Concurrently with this transaction, Discovery also announced today the commencement of a transaction to exchange such five series of notes pursuant to private exchange offers (each, an “Exchange Offer” and collectively, the “Exchange Offers”), which are open only to Ineligible Holders (as defined below). The Cash Offers will expire at 5:00 p.m., New York City time, on September 16, 2020, unless extended or earlier terminated by the Offerors (the “Cash Offer Expiration Date”). Tenders of Notes submitted in the Cash Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on September 16, 2020, subject to any extension by the Offerors, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by the Offerors). The “Cash Offer Settlement Date” will be promptly following the Cash Offer Expiration Date and is expected to be September 21, 2020.

The tables below summarize the terms of the Notes and the consideration of each Cash Offer.

Title of Series of Notes to be Purchased[(1)]	Principal Amount Outstanding (mm)	CUSIP Number/ISIN	Acceptance Priority Level[(2)]	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen
5.000% Senior Notes due 2037 ("2037 Notes")	$1,250	25470D AS8 US25470DAS80	1	1.25% due May 15, 2050	190	FIT1
6.350% Senior Notes due 2040 ("2040 Notes")	$850	25470DAD1 US25470DAD12	2	1.25% due May 15, 2050	225	FIT1
5.200% Senior Notes due 2047 ("2047 Notes")	$1,250	25470D AT6 US25470DAT63	3	1.25% due May 15, 2050	235	FIT1
4.950% Senior Notes due 2042 ("2042 Notes")	$500	25470D AG4 US25470DAG43	4	1.25% due May 15, 2050	230	FIT1
4.875% Senior Notes due 2043 ("2043 Notes")	$850	25470D AJ8 US25470DAJ81	5	1.25% due May 15, 2050	230	FIT1

(1) The Total Consideration will be determined taking into account the par call date, if applicable, for such series of Notes.

(2) The Offerors will accept Notes for purchase in the order of their respective Acceptance Priority Level specified in the table above (each, an "Acceptance Priority Level," with 1 being the highest Acceptance Priority Level and 5 being the lowest Acceptance Priority Level), subject to the Aggregate Maximum Cash Offer Condition and the other terms and conditions described in the Offer to Purchase. It is possible that the Aggregate Maximum Cash Offer Condition might not be met with respect to a series of Notes and such series of Notes will not be accepted for purchase, even if one or more series of Notes with a lower Acceptance Priority Level is accepted for purchase. The Offerors reserve the right, but are not obligated, to increase the Maximum Tender Amount, in their sole and absolute discretion, without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights, except as required by applicable law.

Upon the terms and subject to the conditions set forth in the Cash Offer Documents, Eligible Holders (as defined below) who (i) validly tender and who do not validly withdraw Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the applicable Cash Offer Expiration Date and tender their Notes pursuant to the Cash Offers at or prior to 5:00 p.m., New York City time, on the second business day after the applicable Cash Offer Expiration Date pursuant to guaranteed delivery procedures, expected to be September 18, 2020, subject in each case to the delivery of the certification to participate in the Cash Offers and tendering the applicable minimum denominations, and whose Notes are accepted for purchase by Discovery, will receive consideration in the Cash Offers equal to the applicable Tender Consideration (as defined in the Cash Offer Documents).

The Offerors also intend to pay in cash accrued and unpaid interest on the Notes accepted for exchange from the last applicable interest payment date to, but excluding, the Cash Offer Settlement Date (the "Accrued Coupon Payment"). Interest will cease to accrue on the Cash Offer Settlement Date for all Notes accepted in the Cash Offers, including those tendered pursuant to the Guaranteed Delivery Procedures. The last interest payment dates for the Notes are expected to be September 20, 2020 for the 2037 Notes and the 2047 Notes, June 1, 2020 for the 2040 Notes, May 15, 2020 for the 2042 Notes and April 1, 2020 for the 2043 Notes. For the avoidance of doubt, the interest payment payable with respect to the September 20, 2020 interest payment for the 2037 Notes and the 2047 Notes will be paid to record holders of the 2037 Notes and 2047 Notes as of September 5, 2020 and thus will not be included in the calculation of the Accrued Coupon Payment payable on the 2037 Notes or the 2047 Notes.

The complete terms and conditions of the Cash Offer will be set forth in the Cash Offer Documents, each of which will be distributed to Eligible Holders in connection with the proposed Cash Offers. Each Cash Offer is subject to certain conditions, including (i) certain customary conditions, including that we will not be obligated to consummate the Cash Offers upon the occurrence of an event or events or the likely occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Cash Offers or materially impair the contemplated benefits to us of the Cash Offer, (ii) that the aggregate principal amount of cash payable by the Offerors to Eligible Holders participating in the Cash Offers is no greater than $80 million before giving effect to the Accrued Coupon Payment (the "Aggregate Maximum Cash Offer Condition") and (iii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the corresponding Exchange Offer for such series of Notes (with respect to each Exchange Offer, the "Exchange Offer Completion Condition"). The Exchange Offers are subject to certain conditions, including (i) that the aggregate total exchange consideration (which excludes the Accrued Coupon Payment) shall not exceed $2.1 billion (the "Maximum

Exchange Consideration Condition”) and (ii) that the aggregate principal amount of New Notes to be issued under the Exchange Offers must be equal to or greater than $500 million (the “Minimum Issue Condition”). The Offerors will terminate a Cash Offer for a given series of Notes if they terminate the Exchange Offer for such series of Notes, and the Offerors will terminate the Exchange Offer for a given series of Notes if they terminate the Cash Offer for such series of Notes. The Exchange Offer Completion Condition may not be waived by the Offerors; however, the Offerors reserve the right, in their sole discretion, to waive the other conditions, including the Aggregate Maximum Cash Offer Condition, the Maximum Exchange Consideration Condition and the Minimum Condition Requirement. If the Aggregate Maximum Cash Offer Condition is not satisfied or waived, the Offerors will terminate the applicable Cash Offers and the Exchange Offers. If the Aggregate Maximum Cash Offer Condition is not satisfied or waived for every series of Notes, then the Offerors will, in accordance with the Acceptance Priority Levels, accept for purchase all Notes of each series validly tendered and not validly withdrawn, so long as (1) the aggregate cash payable by us to Eligible Holders of Notes of such series participating in the Cash Offers (which excludes the aggregate Accrued Coupon Payment) is no greater than the Maximum Tender Amount for all validly tendered and not validly withdrawn Notes of such series, plus (2) the aggregate cash payable by us to Eligible Holders participating in the Cash Offers for all validly tendered and not validly withdrawn Notes of all series having a higher Acceptance Priority Level than such series of Notes is equal to, or less than, the Maximum Tender Amount, subject to the condition with respect to Non-Covered Notes further described below. It is possible that a series of Notes with a particular Acceptance Priority Level will fail to meet the Aggregate Maximum Cash Offer Condition or another condition set forth in this Offer to Purchase and therefore will not be accepted for purchase even if one or more series with a lower Acceptance Priority Level is accepted for purchase. If any series of Notes is accepted for purchase under the Cash Offers, all Notes of that series that are validly tendered and not validly withdrawn will be accepted for purchase. Only holders of Notes who are not (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and who are not (ii) non-U.S. persons (as defined in Rule 902 under the Securities Act) located outside of the United States within the meaning of Regulation S under the Securities Act, other than “retail investors” (as defined below) in the European Economic Area or the United Kingdom, are eligible to participate in the Cash Offers. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”). Holders of Notes located or resident in a province or territory of Canada will only be eligible to participate in the Cash Offers if they are (i) individuals; or (ii) institutions or other entities that do not qualify as both “accredited investors,” as such term is defined in National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”) of the Canadian Securities Administrators or Section 73.3(1) of the Securities Act (Ontario), and “permitted clients,” as such term is defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) of the Canadian Securities Administrators. The Offerors refer to holders who meet the foregoing criteria in this paragraph as “Eligible Holders.” The Offerors refer to holders of Notes who are not Eligible Holders as “Ineligible Holders.” Only Eligible Holders who have delivered a certification to D.F. King & Co., Inc., the tender agent, certifying that they are Eligible Holders, will be authorized to participate in the Cash Offers. Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Cash Offers before the deadlines specified herein and in the Cash Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Cash Offer Documents.

The information agent and tender agent is D.F. King & Co., Inc. Copies of the Offer to Purchase and related offering materials are available by contacting D.F. King & Co., Inc. at (800) 431-9646 (U.S. toll-free) or (212) 269-5550 (banks and brokers), via email at disca@dfking.com or online at www.dfking.com/discovery. Deutsche Bank Securities Inc. and RBC Capital Markets, LLC are acting as the joint lead dealer managers for the Cash Offers. Questions regarding the Cash Offers should be directed to Deutsche Bank Securities Inc. at (212) 250-2955 or (866) 627-0391 (toll-free) and RBC Capital Markets, LLC at (212) 618-7843 or (877) 381-2099 (toll-free). The Cash Offer Documents can be accessed at the following link: www.dfking.com/discovery. This press release is not an offer to sell or a solicitation to buy any of the securities described herein. The Cash Offers are being made solely by the Cash Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law. About Discovery Discovery is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and in nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps; direct-to-consumer streaming services such as Eurosport Player, Food Network Kitchen and MotorTrend OnDemand; digital-first and social content from Group Nine Media; a landmark natural history and factual content partnership with the BBC; and a strategic alliance with PGA TOUR to create the international home of golf. Discovery's portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, MotorTrend, Animal Planet, Science Channel, and the forthcoming multi-platform JV with Chip and Joanna Gaines, Magnolia, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. Cautionary Statement Concerning Forward-looking Statements This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to Discovery as of the date hereof. The Discovery’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the acceptance of any tendered Notes, the expiration and settlement of the Cash Offers, the satisfaction of conditions to the Cash Offers, whether the Cash Offers will be consummated in accordance with the terms set forth in the Offer to Purchase or at all and the timing of any of the foregoing, as well as the risk factors disclosed in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and in Discovery’s Quarterly Reports on Form 10-Q filed with the SEC on May 6, 2020 and August 5, 2020. Forward-looking statements in this release include, without limitation, statements regarding Discovery’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Discovery’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.